                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549

                            ---------------------

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15 (d)
                      OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (date of earliest event report)       March 16, 1998

      The Money Store Home Improvement Trust 1997-II and the Originators as listed below under a Pooling and Servicing Agreement dated as of May 31, 1997 providing for the issuance of The Money Store Home Improvement Loan Certificates, Series 1997-II

                             TMS Mortgage Inc.
                      The Money Store Home Equity Corp.
                      The Money Store/ Minnesota Inc.
                      The Money Store/ Kentucky Inc.
                      The Money Store/ D.C. Inc.
                      --------------------------
            (Exact name of registrant as specified in its charter)


      New Jersey                333-20817-10          upper tier    91-184-6078
      ----------                ------------          -------------------------
                                                      lower tier    91-184-8675
                                                      -------------------------

      State or other               (Commission                  (IRS Employer
      jurisdiction of              File Number)                 ID Number)
      incorporation)


      2840 Morris Avenue, Union, New Jersey      07083
      --------------------------------------------------
      (Address of principal executive officer)


      Registrant's Telephone Number,
      including area code:                            (908) 686-2000
                                                      --------------
                                    n/a
      -----------------------------------------------------------
      (Former name or former address, if changed since last report)

      Item 5          Other Events
                      ------------

           Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the March 16, 1998 Remittance Date.


      Item 7          Financial Statements and Exhibits
                      ---------------------------------

           The quarterly financial statement for the period ended September 30, 1996 for MBIA Inc. is incorporated by reference to the Form 10Q filed by MBIA Inc. with the Securities and Exchange Commission on November 14, 1996.

                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                      THE MONEY STORE INC.


                                                      By: /s/ Harry Puglisi
                                                      ---------------------
                                                         Harry Puglisi
                                                           Treasurer

                                  Schedule A

                              List of Originators
                              -------------------
                                    1997-II
                                    -------


                        The Money Store/Minnesota Inc.
                           The Money Store/D.C. Inc.
                        The Money Store/ Kentucky Inc.
                       The Money Store Home Equity Corp.
                               TMS Mortgage Inc.

                            SERVICER'S CERTIFICATE

    IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING
    AGREEMENT DATED AS OF MAY 31, 1997, THE MONEY STORE INC.
    REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1997-II FOR THE MARCH 11, 1998 DETERMINATION DATE.

1.  AGGREGATE AMOUNT RECEIVED                                                   $5,675,581.90

    LESS: SERVICE FEE                                                               44,306.84
          CONTINGENCY FEE                                                           44,306.84
          OTHER SERVICER FEES (Late Charges / Escrow)                               15,184.45
          UNREIMBURSED MONTHLY ADVANCES                                                  0.00
                                                                                --------------
                                                                                   103,798.13
    PLUS: MONTHLY ADVANCE - INCLUDING
          COMPENSATING INTEREST                                                     74,976.44
          PRE-FUNDING ACCOUNT TRANSFER                                                   0.00
          CAPITALIZED INTEREST ACCOUNT TRANSFER                                          0.00
                                                                                --------------
                                                                                    74,976.44
    AMOUNT WITHDRAWN FROM THE CERTIFICATE
    ACCOUNT PURSUANT TO SECTION 6.01(b)(vi)                                              0.00
                                                                                --------------
     AVAILABLE REMITTANCE AMOUNT (I-2)                                           5,646,760.21
                                                                                ==============

2.  (A) CLASS A-1 PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                        64,436,893.66

    (B) CLASS A-2 PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                        61,800,000.00

    (C) CLASS A-3 PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                        27,675,000.00

    (D) CLASS M-1 PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                        33,125,000.00

    (E) CLASS M-2 PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                        18,750,000.00

    (F) CLASS B PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                        13,750,000.00

3.  PRINCIPAL DISTRIBUTION AMOUNTS:
    CLASS A-1                                                                    4,395,423.02
    CLASS A-2                                                                            0.00
    CLASS A-3                                                                            0.00
    CLASS M-1                                                                            0.00
    CLASS M-2                                                                            0.00
    CLASS B                                                                              0.00

  TOTAL PRINCIPAL DISTRIBUTION AMOUNT:                                           4,395,423.02


4. (A) CLASS A INTEREST SHORTFALL CARRYFORWARD AMOUNT                        0.00
       CLASS M INTEREST SHORTFALL CARRYFORWARD AMOUNT                        0.00
       CLASS B INTEREST SHORTFALL CARRYFORWARD AMOUNT                        0.00
       AGGREGATE INTEREST SHORTFALL CARRYFORWARD AMOUNT                      0.00

   (B) CLASS A REALIZED LOSS AMOUNT                                          0.00
       CLASS M REALIZED LOSS AMOUNT                                          0.00
       CLASS B REALIZED LOSS AMOUNT                                          0.00
       AGGREGATE REALIZED LOSS AMOUNT                                        0.00

5. AVAILABLE MAXIMUM SUBORDINATION AMOUNT                            3,408,000.00

6. PRINCIPAL PREPAYMENT RECEIVED DURING
   THE DUE PERIOD
   AMOUNT                                                            2,809,729.20
   # OF LOANS                                                                 193

7. AMOUNT OF CURTAILMENTS RECEIVED DURING
   THE DUE PERIOD                                                      112,656.68

8. AMOUNT OF EXCESS AND MONTHLY PAYMENTS
   IN RESPECT OF PRINCIPAL RECEIVED DURING
   THE DUE PERIOD                                                      500,830.34

9. AMOUNT OF INTEREST RECEIVED                                       2,230,170.28

10. (A)  AMOUNT OF MONTHLY ADVANCES TO BE MADE ON
         THE DETERMINATION DATE
         MONTHLY ADVANCE TO BE DEPOSITED IN THE CERTIFICATE
         ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)                      74,976.44

    (B)  AMOUNT OF COMPENSATING INTEREST                                   532.31

11. DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT O)

12. AMOUNT OF REALIZED LOSSES DURING
     THE DUE PERIOD                                                          0.00

13. CLASS A-1 REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT              341,515.54
    (B) PRINCIPAL DISTRIBUTION AMOUNT           4,395,423.02
    (C) CARRY FORWARD AMOUNT                            0.00
    (D) MONTHLY ADVANCE                                 0.00

    TOTAL CLASS A-1 REMITTANCE AMOUNT                                4,736,938.56

    CLASS A-2 REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT              338,870.00
    (B) PRINCIPAL DISTRIBUTION AMOUNT                   0.00
    (C) CARRY FORWARD AMOUNT                            0.00
    (D) MONTHLY ADVANCE                                 0.00

    TOTAL CLASS A-2 REMITTANCE AMOUNT                                  338,870.00

    CLASS A-3 REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT             157,055.63
    (B) PRINCIPAL DISTRIBUTION AMOUNT                  0.00
    (C) CARRY FORWARD AMOUNT                           0.00
    (D) MONTHLY ADVANCE                                0.00

    TOTAL CLASS A-3 REMITTANCE AMOUNT                                  157,055.63

      CLASS A REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT         837,441.16
         (B) PRINCIPAL DISTRIBUTION AMOUNT      4,395,423.02
         (C) CARRY FORWARD AMOUNT                       0.00
         (D) MONTHLY ADVANCE                            0.00

         TOTAL CLASS A REMITTANCE AMOUNT                          5,232,864.18

      CLASS M-1 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT         197,921.88
         (B) PRINCIPAL DISTRIBUTION AMOUNT              0.00
         (C) CARRY FORWARD AMOUNT                       0.00
         (D) MONTHLY ADVANCE                            0.00

         TOTAL CLASS M-1 REMITTANCE AMOUNT                          197,921.88

      CLASS M-2 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT         120,312.50
         (B) PRINCIPAL DISTRIBUTION AMOUNT              0.00
         (C) CARRY FORWARD AMOUNT                       0.00
         (D) MONTHLY ADVANCE                            0.00

         TOTAL CLASS M-2 REMITTANCE AMOUNT                          120,312.50

      CLASS M REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT         318,234.38
         (B) PRINCIPAL DISTRIBUTION AMOUNT              0.00
         (C) CARRY FORWARD AMOUNT                       0.00
         (D) MONTHLY ADVANCE                            0.00

         TOTAL CLASS M REMITTANCE AMOUNT                            318,234.38

      CLASS B REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT          88,343.75
         (B) PRINCIPAL DISTRIBUTION AMOUNT              0.00
         (C) CARRY FORWARD AMOUNT                       0.00
         (D) MONTHLY ADVANCE                            0.00

         TOTAL CLASS B REMITTANCE AMOUNT                             88,343.75

   AGGREGATE REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT       1,244,019.29
         (B) PRINCIPAL DISTRIBUTION AMOUNT      4,395,423.02
         (C) CARRY FORWARD AMOUNT                       0.00
         (D) MONTHLY ADVANCE                            0.00

         TOTAL REMITTANCE AMOUNT                                  5,639,442.31

   14.   (A) REIMBURSABLE AMOUNT (I-22)                                   0.00
         (B) CLASS X REMITTANCE AMOUNT PAYABLE
             PURSUANT TO SECTION 6.08(d) (iii) & (iv)                     0.00

   15.   (A) CLASS A-1 PRINCIPAL BALANCE AFTER
             DISTRIBUTION TO BE MADE ON THE
             REMITTANCE DATE AND AFTER ALLOCATION
             OF REALIZED LOSSES                                  60,041,470.64

   (B) CLASS A-2 PRINCIPAL BALANCE AFTER
       DISTRIBUTION TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                                                                                          61,800,000.00

   (C) CLASS A-3 PRINCIPAL BALANCE AFTER
       DISTRIBUTION TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                                                                                          27,675,000.00

   (D) CLASS M-1 PRINCIPAL BALANCE AFTER
       DISTRIBUTION TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                                                                                          33,125,000.00

   (E) CLASS M-2 PRINCIPAL BALANCE AFTER
       DISTRIBUTIONS TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                                                                                          18,750,000.00

   (F) CLASS B PRINCIPAL BALANCE AFTER
       DISTRIBUTIONS TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                                                                                          13,750,000.00

   (G) TOTAL POOL PRINCIPAL BALANCE AFTER
       DISTRIBUTION TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                                                                                         215,141,470.64

16. TRIGGER EVENT CALCULATION                                                                                  TRIGGER ACTIVATED

THE TRIGGER EVENT WILL BE IN EFFECT IF EITHER

    (1)  (i) DOES NOT EXCEED 50% OF (ii)
         (i) SIXTY-DAY DELINQUENCY RATIO                                                    1.47%
         (ii) CLASS A CREDIT ENHANCEMENT PERCENTAGE                                        32.41%         0.00%           YES

    (2)  BOTH (A) AND (B)

            (A) EITHER (X) OR (Y)
                 (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
                       EXCEEDS 9%           OR                                              0.00%
                 (Y) THE CUMULATIVE REALIZED LOSSES EXCEEDS $28,500,000                75,241.22          NO

            (B) EITHER (X) OR (Y)
                 (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
                     EXCEEDS 15%           OR                                               0.00%
                 (Y) THE CUMULATIVE REALIZED LOSSES EXCEED $9,500,000                  75,241.22          NO              NO

    (3)  (i) IS GREATER THAN 75% OF (ii)

        (i) PRIOR CLASS A & CLASS M PRINCIPAL BALANCES                            205,786,893.66
        (ii) PRINCIPAL BALANCE AS OF THE END OF THE SECOND PRECEDING DUE PERIOD   227,708,078.40          90.37%          YES
                                                                                                                      ----------
                   IF EITHER (1), (2) OR (3) = "YES", THEN THE TRIGGER EVENT IS                                           YES
                   ON EFFECT                                                                                          ----------

17. CUMULATIVE REALIZED LOSSES                                                              75,241.22

18. AMOUNT BY WHICH THE FORMULA DISTRIBUTION AMOUNT
    EXCEEDS THE CLASS DISTRIBUTION AMOUNT                                                        0.00

19. (A) SERVICING FEE FOR THE RELATED DUE PERIOD                                            44,306.84

    (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD                                          44,306.84

    (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TRUSTEE                              7,317.90

    (D) FHA PREMIUM ACCOUNT                                                                  7,031.73

20. AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE
    SERVICERS PURSUANT TO:

           (A) SECTION 5.04 (b)                                                                  0.00
           (B) SECTION 5.04 (c)                                                                  0.00
           (C) SECTION 5.04 (d)(ii)                                                              0.00
           (D) SECTION 5.04 (e)                                                                  0.00
           (E) SECTION 5.04 (f)(i)                                                          88,613.68

21. CLASS A-1 POOL FACTOR (I-5):
    CURRENT CLASS A-1 PRINCIPAL BALANCE                                  60,041,470.64     0.63268146
    ORIGINAL CLASS A-1 PRINCIPAL BALANCE                                 94,900,000.00

    CLASS A-2 POOL FACTOR (I-5):
    CURRENT CLASS A-2 PRINCIPAL BALANCE                                  61,800,000.00     1.00000000
    ORIGINAL CLASS A-2 PRINCIPAL BALANCE                                 61,800,000.00

    CLASS A-3 POOL FACTOR (I-5):
    CURRENT CLASS A-3 PRINCIPAL BALANCE                                  27,675,000.00     1.00000000
    ORIGINAL CLASS A-3 PRINCIPAL BALANCE                                 27,675,000.00

    CLASS M-1 POOL FACTOR (I-5):
    CURRENT CLASS M-1 PRINCIPAL BALANCE                                  33,125,000.00     1.00000000
    ORIGINAL CLASS M-1 PRINCIPAL BALANCE                                 33,125,000.00

    CLASS M-2 POOL FACTOR (I-5):
    CURRENT CLASS M-2 PRINCIPAL BALANCE                                  18,750,000.00     1.00000000
    ORIGINAL CLASS M-2 PRINCIPAL BALANCE                                 18,750,000.00

    CLASS B POOL FACTOR (I-5):
    CURRENT CLASS B-1 PRINCIPAL BALANCE                                  13,750,000.00     1.00000000
    ORIGINAL CLASS B-2 PRINCIPAL BALANCE                                 13,750,000.00

    POOL  FACTOR:
    CURRENT POOL PRINCIPAL BALANCE                                      215,141,470.64     0.86056588
    ORIGINAL POOL PRINCIPAL BALANCE                                     250,000,000.00

--------------------------------------------------------------------------------

22. (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE                                        12.621%

    (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS                          14.171%

    (C) WEIGHTED AVERAGE CLASS A-1, CLASS A-2
        CLASS A-3, CLASS M-1, CLASS M-2 AND CLASS B
        ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                          6.849%
                                                                          --------------------------------------
    (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR                       12/31/97      01/31/98        02/28/98
                                                                          --------------------------------------
                                                                           12.614%     12.615%           12.621%

23. (A) SENIOR PERCENTAGE                                                              100.00%

    (B) CLASS B PERCENTAGE                                                               0.00%

24. (A) SPREAD AMOUNT                                                            12,566,607.76

    (B) SPECIFIED SUBORDINATED AMOUNT                                            17,500,000.00

25. (A) CLASS A APPLIED REALIZED LOSS AMOUNT                                              0.00
        CLASS M APPLIED REALIZED LOSS AMOUNT                                              0.00
        CLASS B APPLIED REALIZED LOSS AMOUNT                                              0.00

    (B) UNPAID  CLASS A REALIZED LOSS AMOUNT                                              0.00
        UNPAID CLASS M REALIZED LOSS AMOUNT                                               0.00
        UNPAID CLASS B REALIZED LOSS AMOUNT                                               0.00

26. ACCELERATED PRINCIPAL AMOUNT FOR THE CURRENT REMITTANCE DATE                    972,206.80

27. (A) AMOUNT TO BE DEPOSITED INTO THE FHA PREMIUM ACCOUNT
        FOR THE DUE PERIOD                                                            7,031.73
    (B) AMOUNT REIMBURSABLE TO THE SERVICER AND/OR THE
        CERTIFICATE INSURER FROM THE FHA ACCOUNT PURSUANT TO 6.06(b)(i)               7,979.57

28. AMOUNT OF FHA PAYMENTS AND RELATED PAYMENTS
    RECEIVED DURING THE MONTH                                                             0.00

29. THE RESERVE AMOUNT FOR THE DUE PERIOD                                        25,000,000.00

30. CLAIMS FILED DURING THE DUE PERIOD                                              228,766.99

31. CLAIMS PAID DURING THE PERIOD                                                         0.00

32. CLAIMS DENIED BY FHA DURING THE PERIOD                                                0.00

33. CLAIMS PENDING PAYMENT BY FHA DURING THE DUE PERIOD                             397,152.77

34. OTHER INFORMATION                                                                      N/A

--------------------------------------------------------------------------------
                                   EXHIBIT O
                 REMIC DELINQUENCIES AS OF -FEBRUARY 28, 1998

REMIC            OUTSTANDING      #
SERIES           DOLLARS          ACCOUNTS    RANGES                AMOUNT             NO         PCT
1997-II          $224,284,862.18    11,921     1 TO 29 DAYS         38,751,028.89      2,041      17.28%
                                              30 TO 59 DAYS          6,115,847.32        341       2.73%
                                              60 TO 89 DAYS          3,299,862.48        172       1.47%
                                              90 AND OVER           10,435,238.49        569       4.65%

                                              FORECLOSURE               99,450.86          4       0.04%
                                              REO PROPERTY                   0.00          0       0.00%



                                              TOTALS               $58,701,428.04      3,127      26.17%
                                                                   =====================================

--------------------------------------------------------------------------------


1997-II

The following additional information, presented in dollars, pursuant to
Section 6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.


SUBCLAUSE           CLASS A-1    CLASS A-2      CLASS A-3      CLASS M-1
--------------------------------------------------------------------------
(ii)                  679.00       1,000.00       1,000.00       1,000.00

(vi)                   29.61           0.00           0.00           0.00

(vii)                   1.19           0.00           0.00           0.00

(viii)                  5.28           0.00           0.00           0.00

(xiii)     (a)          3.60           5.48           5.68           5.98
           (b)         46.32           0.00           0.00           0.00
           (c)          0.00           0.00           0.00           0.00
           (d)          0.00           0.00           0.00           0.00

(xv)                  632.68       1,000.00       1,000.00       1,000.00

(xxxv)                  0.00           0.00           0.00           0.00


SUBCLAUSE                        CLASS M-2                      CLASS B
---------                     -------------                  ------------
(ii)                               1,000.00                      1,000.00

(vi)                                   0.00                          0.00

(vii)                                  0.00                          0.00

(viii)                                 0.00                          0.00

(xiii)     (a)                         6.42                          6.43
           (b)                         0.00                          0.00
           (c)                         0.00                          0.00
           (d)                         0.00                          0.00

(xv)                               1,000.00                      1,000.00

(xxxv)                                 0.00                          0.00